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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) April 28, 2005



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                                         13-3781263
(State or other jurisdiction of                (IRS Employer Identification No.)
        incorporation)

                                     1-14168
                                   (Commission
                                  File Number)

          139 Centre Street,                                  10013
         New York, New York
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In connection with the resignation of John D. McCarthy as Senior Vice President, Business Development and U.S. Sales and Marketing of Globix Corporation, Mr. McCarthy and Globix entered into a separation agreement effective as of April 28, 2005 with respect to his resignation on March 1, 2005. Pursuant to the terms of the agreement Globix agreed to continue Mr. McCarthy's salary through August 31, 2005. In addition Globix and Mr. McCarthy agreed to a general release of claims against each other.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         Exhibit           Description
         -------           -----------
         10.1              Agreement and General Release



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 4, 2005                 Globix Corporation

                                   By: /s/ James C. Schroeder
                                       ----------------------------------------
                                       Name: James C. Schroeder
                                       Title: Vice President and General Counsel